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                                                                    EXHIBIT 10.6

                               DISCOUNT AUTO PARTS
                             BONUS PLAN: FISCAL 2001

                        BONUS PLAN FOR: PETER J. FONTAINE

Sales and earnings growth are keys to the long-term success of Discount Auto Parts and they incorporate all of the other aspects of our business. Therefore this bonus plan has been designed to incorporate the results of these two areas. Amounts to be paid pursuant to the terms of this plan will be in addition to base pay amounts.

The following bonus will be paid quarterly following the formula set forth below:

Your quarterly Base Bonus amount will be calculated as follows:
          Income Before Income Taxes multiplied by 1.0% = Base Bonus.

This Base Bonus will then be divided into two equal parts providing an Earnings Growth bonus and a Comparable Store Sales bonus.

Our goal for Comparable Store Sales increase is 10%. Our goal for Earnings Growth increase is 25%.

For every 1% above the Comparable Store Sales goal of 10% add 5% to the Comparable Store Sales bonus component.

For every 1% above the Earnings Growth (as calculated based on Income from Operations) goal of 25% add 5% to the Earnings Growth bonus component.

For every 1% below the Comparable Store Sales goal of 10% deduct 5% from the Comparable Store Sales bonus component.

For every 1% below the Earnings Growth (as calculated based on Income from Operations) goal of 25% deduct 5% from the Earnings Growth bonus component.

Bonus calculations will be made on a quarterly basis by comparing the then current quarterly results to the same quarter prior year results. Adjustments will be made for non-comparable weeks. Any resulting bonuses will be paid on a quarterly basis as well.

EXAMPLE CALCULATION:

         Income Before Taxes                       $11,500,000
              Times applicable multiplier                  .01
                                                   -----------
              Base Bonus                           $   115,000
                                                   ===========

Based on the $115,000 Base Bonus, $57,500 will be dedicated to Earnings Growth and $57,500 to Comparable Store Sales Growth.

Based on an example assumption of 12% Comparable Store Sales and 28% Earnings Growth for the quarter, the following bonuses would result:




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Comparable Store Sales Bonus Amount
-----------------------------------
$57,500 x 120% = $69,000

Earnings Growth Bonus Amount
----------------------------
$57,500 x 130% = $74,750

The resulting total Bonus earned for quarter would be $143,750.

The "Income before Taxes" and "Income from Operations" amounts to be used in calculating the Base Bonus will include a reasonable estimate of the executive bonuses to be paid for the quarter.

The Comparable Store Sales and Earnings Growth bonus calculations will be made independent of each other (e.g. a negative Earnings Growth bonus calculation will not offset a positive Comparable Store Sales bonus calculation).

This plan may be terminated by the Compensation and Benefits Committee or the Board of Directors at any time and may be subject to periodic adjustments to earnings and/or comparable sales for one-time items or other matters as deemed appropriate by executive management.




















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                            DISCOUNT AUTO PARTS, INC.
                            BONUS PLAN: FISCAL 2001
                       BONUS PLAN FOR: WILLIAM C. PERKINS

Sales and earnings growth are keys to the long-term success of Discount Auto Parts and they incorporate all of the other aspects of our business. Therefore this bonus plan has been designed to incorporate the results of these two areas. Amounts to be paid pursuant to the terms of this plan will be in addition to base pay amounts.

The following bonus will be paid quarterly following the formula set forth below:

Your quarterly Base Bonus amount will be calculated as follows:
          Income Before Income Taxes multiplied by 1.0% = Base Bonus.

This Base Bonus will then be divided into two equal parts providing an Earnings Growth bonus and a Comparable Store Sales bonus.

Our goal for Comparable Store Sales increase is 10%. Our goal for Earnings Growth increase is 25%.

For every 1% above the Comparable Store Sales goal of 10% add 5% to the Comparable Store Sales bonus component.

For every 1% above the Earnings Growth (as calculated based on Income from Operations) goal of 25% add 5% to the Earnings Growth bonus component.

For every 1% below the Comparable Store Sales goal of 10% deduct 5% from the Comparable Store Sales bonus component.

For every 1% below the Earnings Growth (as calculated based on Income from Operations) goal of 25% deduct 5% from the Earnings Growth bonus component.

Bonus calculations will be made on a quarterly basis by comparing the then current quarterly results to the same quarter prior year results. Adjustments will be made for non-comparable weeks. Any resulting bonuses will be paid on a quarterly basis as well.

EXAMPLE CALCULATION:

         Income Before Taxes                       $11,500,000
              Times applicable multiplier                  .01
                                                   -----------
              Base Bonus                           $   115,000
                                                   ===========

Based on the $115,000 Base Bonus, $57,500 will be dedicated to Earnings Growth and $57,500 to Comparable Store Sales Growth.

Based on an example assumption of 12% Comparable Store Sales and 28% Earnings Growth for the quarter, the following bonuses would result:

Comparable Store Sales Bonus Amount
-----------------------------------
$57,500 x 120% = $69,000

Earnings Growth Bonus Amount
----------------------------
$57,500 x 130% = $74,750

The resulting total Bonus earned for quarter would be $143,750.


The "Income before Taxes" and "Income from Operations" amounts to be used in calculating the Base Bonus will include a reasonable estimate of the executive bonuses to be paid for the quarter.

The Comparable Store Sales and Earnings Growth bonus calculations will be made independent of each other (e.g. a negative Earnings Growth bonus calculation will not offset a positive Comparable Store Sales bonus calculation).

This plan may be terminated by the Compensation and Benefits Committee or the Board of Directors at any time and may be subject to periodic adjustments to earnings and/or comparable sales for one-time items or other matters as deemed appropriate by executive management.